                                                                   EXHIBIT 10.39



                        GRANITE BROADCASTING CORPORATION

                               FIRST AMENDMENT TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT


                  This FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of March 23, 1999 and entered into by and among GRANITE BROADCASTING CORPORATION, a Delaware corporation ("Company"), the financial institutions listed on the signature pages hereof ("Lenders") and BANKERS TRUST COMPANY ("Bankers"), as administrative agent for Lenders ("Administrative Agent"), and, for purposes of Section 3 hereof, the Credit Support Parties (as defined in Section 3 hereof) listed on the signature pages hereof, and is made with reference to that certain Fourth Amended and Restated Credit Agreement dated as of June 10, 1999 (the "Credit Agreement"), by and among Company, Lenders, Administrative Agent, The Bank of New York as Documentation Agent, and Goldman Sachs Credit Partners L.P., Union Bank of California, N.A. and ABN-Amro Bank N.V., as Co-Agents. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                  WHEREAS, Company and Lenders desire to amend the Credit Agreement to adjust the leverage covenant set forth therein pending the sale of television station KEYE-TV serving Austin, Texas, on the terms and conditions set forth herein:

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                  SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

                  1.1 AMENDMENTS TO SUBSECTION 7.6A: MAXIMUM TOTAL DEBT RATIO

                  Subsection 7.6A of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof:


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         PROVIDED, that, until Company and its Subsidiaries shall have consummated the sale of network-affiliated television station KEYE-TV serving Austin, Texas, for any fiscal quarter ending during any period set forth below and before the date of such sale, the following ratios shall apply:



         -------------------------------------- --------------------------------

                             Period               Maximum Total Debt Ratio
         -------------------------------------- --------------------------------

                       1/01/99 - 12/31/99                7.25 to 1
         -------------------------------------- --------------------------------
         -------------------------------------- --------------------------------

                        1/01/00 - 3/31/00                7.00 to 1
         -------------------------------------- --------------------------------
         -------------------------------------- --------------------------------

                        4/01/00 - 6/30/00                6.75 to 1
         -------------------------------------- --------------------------------



                  1.2 AMENDMENT TO SECTION 6.12: AFTER-ACQUIRED REAL PROPERTY SECURITY

                  Subsection 6.12 of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof:

         "; PROVIDED, further that on or before April 30, 1999 Company shall cause RJR Communications, Inc, to execute and deliver to Administrative Agent a Subsidiary Mortgage in form and substance satisfactory to Administrative Agent encumbering its interest in the property at 246 Lake Avenue South, Duluth, Minnesota, and shall take such further action with respect thereto as Administrative Agent shall reasonably request."

                  1.3 AMENDMENTS TO SUBSECTION 9.7: APPOINTMENT OF COLLATERAL AGENT

                  Subsection 9.7 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

         "Notwithstanding anything to the contrary in the Loan Documents, without further written consent or authorization from Lenders, Administrative Agent or Collateral Agent (as applicable) may execute any documents or instruments necessary to (a) release any Lien encumbering any item of Collateral that is the subject of a sale or other disposition of assets permitted by Subsection 7.7 of this Agreement or to which Requisite Lenders have otherwise consented or (b) release any Subsidiary Guarantor from the Subsidiary Guaranty if all of the capital stock of such Subsidiary Guarantor is sold to any Person (other than an Affiliate of Company) pursuant to a sale or other disposition permitted hereunder or to which Requisite Lenders have otherwise consented."

                  SECTION 2. COMPANY'S REPRESENTATIONS AND WARRANTIES

                  In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

                  A. CORPORATE POWER AND AUTHORITY. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

                  B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

                  C. NO CONFLICT. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or
(iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

                  D. GOVERNMENTAL CONSENTS. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                  E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

                  SECTION 3. ACKNOWLEDGEMENT AND CONSENT

                  Company is a party to the Borrower Pledge and Security Agreement and the Borrower Mortgage, in each case as amended through the date hereof, pursuant to which Company has created Liens in favor of Agent on certain Collateral to secure the Obligations. Each of Company's Subsidiaries is a party to the Subsidiary Guaranty and the Subsidiary Pledge Agreement and each of Company's Subsidiaries (other than the License Cos, WKBW-TV, Inc., Queen City and Granite Response Television Inc.) is a party to one or more Subsidiary Mortgages, in each case as amended through the date hereof, pursuant to which such Subsidiary has (i) guarantied the Obligations and (ii) created Liens (subject to Liens permitted by the Credit Agreement) in favor of Administrative Agent on certain Collateral (except to the extent prohibited by the FCC or the Communications Act) to secure the obligations of such Subsidiary under the Subsidiary Guaranty. Each Company, and each Subsidiary Guaranty are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Borrower Pledge and Security Agreement, the Borrower Mortgage, the Subsidiary Guaranty, the Subsidiary Pledge Agreement and the Subsidiary Mortgages are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

                  Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

                  Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  Each Credit Support Party (other than Company) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan

Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

                  SECTION 4. MISCELLANEOUS

                  A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  (i) On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                  B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

                  C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  E. COUNTERPARTS; EFFECTIVENESS; AMENDMENT FEE. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon (i) the execution of a counterpart hereof by

Company, Requisite Lenders and each of the Credit Support Parties and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof and (ii) the payment by Company to Administrative Agent, for distribution to the Lenders that have executed this Amendment, of a non-refundable amendment fee in immediately available funds in an amount equal to 0.125% of each such Lender's Commitment.



                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

             COMPANY:

                                      GRANITE BROADCASTING CORPORATION


                                      By:   /S/ ELLEN MCCLAIN
                                            ------------------------------------
                                            Name:  Ellen McClain
                                            Title: Vice President Corporate
                                                   Development and Treasurer


             LENDERS:

                                      BANKERS TRUST COMPANY,
                                      individually and as Administrative Agent



                                      By:   /S/ PATRICIA HOGAN
                                            ------------------------------------
                                            Name: Patricia Hogan
                                            Title: Principal



                                      THE BANK OF NEW YORK


                                      By:   /S/ BRIAN C. WEDDINGTON
                                            ------------------------------------
                                            Name: Brian C. Weddington
                                            Title: Vice President



                                      GOLDMAN SACHS CREDIT PARTNERS L.P.


                                      By:   /S/ ROBERT J. O'SHEA
                                            ------------------------------------
                                            Name: Robert J. O'Shea
                                            Title: Authorized Signatory

                                      UNION BANK OF CALIFORNIA, N.A.


                                      By:   /S/ RYAN D. FLANAGAN
                                            ------------------------------------
                                            Name: Ryan D. Flanagan
                                            Title: Assistant Vice President



                                      ABN AMRO BANK, N.V.


                                      By:   /S/ THOMAS C. ROGERS
                                            ------------------------------------
                                            Name: Thomas C. Rogers
                                            Title: Vice President


                                      By:   /S/ ANN SCHWALBENBORG
                                            ------------------------------------
                                            Name: Ann Schwalbenborg
                                            Title: Vice President


                                      NATEXIS BANQUE BFCE


                                      By:   /S/ EVAN B. KRAUS
                                            ------------------------------------
                                            Name: Evan B. Kraus
                                            Title: Assistant Vice President

                                      By:   /S/ FRANK H. MADDEN, JR.
                                            ------------------------------------
                                            Name: Frank H. Madden, Jr.
                                            Title: Vice President

                                      COMPAGNIE FINANCIERE DE CIC ET DE L'UNION
                                      EUROPEENNE


                                      By:   /S/ MARCUS EDWARD
                                            ------------------------------------
                                            Name: Marcus Edward
                                            Title: Vice President

                                      By:   /S/ ANTHONY ROCK
                                            ------------------------------------
                                            Name: Anthony Rock
                                            Title: Vice President


                                      HELLER FINANCIAL, INC.


                                      By:   /S/ LINDA W. WOLF
                                            ------------------------------------
                                            Name: Linda W. Wolf
                                            Title: Senior Vice President


                                      PARIBAS


                                      By:   /S/ WILLIAM B. SCHINK
                                            ------------------------------------
                                            Name: William B. Schink
                                            Title: Director


                                      THE BANK OF NOVA SCOTIA


                                      By:   /S/ IAN A. RODGART
                                            ------------------------------------
                                            Name: Ian A. Rodgart
                                            Title: Authorized Signatory


                                      BANQUE NATIONALE DE PARIS


                                      By:   /S/ STEPHANIE ROGERS
                                            ------------------------------------
                                            Name: Stephanie Rogers
                                            Title: Vice President

                                      By:   /S/ SERGE DESRAYAUD
                                            ------------------------------------
                                            Name: Serge Desrayaud
                                            Title: Vice President

                                      MELLON BANK, N.A.


                                      By:   /S/ JENNIFER L. LIVENGOOD
                                            ------------------------------------
                                            Name: Jennifer L. Livengood
                                            Title: Officer


                                      BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                      By:   /S/ JULIE SILVER
                                            ------------------------------------
                                            Name: Julie Silver
                                            Title: Assistant Vice President


                                      FREMONT FINANCIAL CORPORATION


                                      By:   /S/ MARIA CHACHERE
                                            ------------------------------------
                                            Name: Marie Chachere
                                            Title: Vice President


                                      SOUTHERN PACIFIC BANK


                                      By:   /S/ CHERYL A. WASILEWSKI
                                            ------------------------------------
                                            Name: Cheryl A. Wasilewski
                                            Title: Senior Vice President

For the purposes of Section 3 only:

               SUBSIDIARIES:

                                        GRANITE RESPONSE TELEVISION, INC.
                                        KBVO, INC.
                                        KBVO LICENSE, INC.
                                        KNTV, INC.
                                        KNTV LICENSE, INC.
                                        RJR COMMUNICATIONS, INC.
                                        KBJR LICENSE, INC.
                                        SAN JOAQUIN COMMUNICATIONS
                                             CORPORATION
                                        KSEE LICENSE, INC.
                                        WPTA-TV, INC.
                                        WPTA-TV LICENSE, INC.
                                        WTVH, INC.
                                        WTVH LICENSE, INC.
                                        WWMT-TV, INC.
                                        WWMT-TV LICENSE, INC.
                                        WKBW-TV, INC.
                                        WKBW-TV LICENSE, INC.
                                        QUEEN CITY BROADCASTING, INC.
                                        QUEEN CITY BROADCASTING
                                             OF NEW YORK, INC.
                                        WEEK, INC.
                                        WEEK LICENSE, INC.
                                        WXON, INC.
                                        WXON LICENSE, INC.
                                        WLAJ, INC.
                                        WLAJ LICENSE, INC.
                                        WEEK-TV LICENSE, INC.
                                        PACIFIC FM INCORPORATED
                                        KOFY-TV LICENSE, INC.,
                                        each as a Credit Support Party


                                        By:   /S/ ELLEN MCCLAIN
                                              --------------------------------
                                              Name:  Ellen McClain
                                              Title: Vice President Corporate
                                                     Development and Treasurer